SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  November 17, 1998


                            GROUP LONG DISTANCE, INC.
                      -------------------------------------
               (Exact name of Registrant as Specified in Charter)



          Florida                    0-21913              65-0213198
   (State or other jurisdiction    (Commission           (IRS Employer
     of organization)               File Number)         Identification No.)



1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida  33309
-------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (954) 771-9696

Item 5.  Other Events

                On November 12, 1998, the Company and STAR
                Telecommunications ("STAR") executed a Letter of Intent, which provides, among other things, for the acquisition by STAR of all or substantially all of the outstanding securities of the Company (the "Acquisition") at a purchase price of $3,700,000, plus an additional amount to be determined based on the Company's accounts receivables less certain liabilities as of a specified date.

                The transaction is contingent upon, among other things, approval by both the Company's and STAR's board of directors and the Company's stockholders and other customary conditions, and is expected to close by year end.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                1.   Letter Agreement between STAR and the
                     Company dated November 12, 1998.

                2.   Press Release issued by the Company dated
                     November 16, 1998.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        GROUP LONG DISTANCE, INC.
                                        (Registrant)


                                        By:/s/Gerald M. Dunne, Jr.
                                           --------------------------
                                             Gerald M. Dunne, Jr.
                                             President

                                  EXHIBIT INDEX


Exhibit

99.1               Letter Agreement between STAR and the Company dated
                   November 12, 1998.

99.2               Press Release issued by the Company dated November
                   16, 1998.

                                                      Exhibit 99.1

                           THE REBENSDORF GROUP, INC.


November 10, 1998


Mr. Gerry Dunne
Chief Executive Officer
Group Long Distance, Inc.
1451 West Cypress Road
Suite 200
Fort Lauderdale, Florida  33309

           Re:  Letter of Intent

Gentlemen:

     This firm represents the interests of STAR Telecommunications, Inc. ("STAR") with respect to the possible acquisition of Group Long Distance, Inc. ("Group"). This letter may serve as the expression of intent of STAR to acquire all or substantially all of the securities of Group as set forth below:

     1. STAR, acting directly or through an affiliate or subsidiary, is willing to acquire all or substantially all of the securities of Group.

     2. The purchase price ("Purchase Price") shall be Three Million Seven Hundred Thousand Dollars ($3,700,000), plus an amount equal to Eighty Five Percent (85%) of the Accounts Receivables, net of billing costs, of Group aged less than sixty (60) days, less any non-Tel-Save liabilities and/or payables (approximately $1.2 million).

     3. The Representations and Warranties shall include but shall not be limited to:

               a. A Representation of the Gross Monthly Revenue (defined as one-plus inter and intra-state usage, international usage, and monthly recurring charges) generated by the Customer Base in the month immediately prior to Closing. All taxes, governmental and ancillary charges are not to be included for the purposes of this calculation.

               b. A Representation that Group is not aware of any material liabilities outstanding other than those disclosed in Group's public filings and/or notices and/or those made available to STAR during the course of its due diligence.

               c. Group is a defendant in certain civil actions, Case No. CV-96-025165 S and Case No. CV-94-0472 CA 5. A Representation that Group will settle these cases prior to the closing of this transaction and that defendant is not a defendant in any other pending civil actions.

               d. A Representation that Group is not aware of any cease and desist orders from the FCC. A Representation that all FCC inquiries are customary and ordinary and do not represent material amounts.

               e. A Representation that Group is not aware of any cease and desist orders from any Public Utility (PUCs). A Representation that all Public Utility inquiries are customary and ordinary and do not represent material amounts.

               f. A Representation that Group's local certifications are valid in 39 states and the 2 CIC codes are valid nationwide. The parties hereto agree to use all commercially feasible efforts to execute definitive agreements containing customary representations warranties, and covenants within 15 days after execution of this Letter of Intent, or as soon thereafter as possible, but in no event later than December 1, 1998 after which date this Letter of Intent shall expire.

     5. During the period between the date hereof and closing, Group will permit STAR to conduct all necessary and reasonable due diligence. Group will continue its operations on a basis consistent with past practices.

     6. Consummation of the transaction will be subject to certain conditions, and receipt of appropriate Board resolutions and consents of third parties without limiting the generality of the foregoing, as conditions to closing:

               a. The parties shall execute a mutually acceptable definitive purchase agreement, together with the fulfillment or waiver of the terms and conditions thereof,

               b.   Directors   Dunne  and  Russo  of  Group   will  enter  into
          Non-Solicitation Agreements, in consideration of the payments of $270,000 for Dunne and $230,000 for Russo.

               c. STAR shall be satisfied in their discretion with the results of its due diligence review of all aspects of Group.

               d.  There  shall  not have  occurred  after the date  hereof  any
          material   change  in  the  business  and  operations  of  Group.

     7. In consideration of the substantial investment of time and money to be undertaken by STAR in connection with the foregoing, Group agrees not to solicit, consider or negotiate any other offer to be acquired during the term of this Letter of Intent. Further, in the event Group should accept an offer for purchase of the company at a value in excess of the Purchase Price during the term of this Letter of Intent, or within 180 days after expiration hereof, Group agrees to pay STAR a break up fee in the amount of $200,000 at the closing of the subsequent purchase and sale to the third party.

     8. The parties shall keep the subject matter of this Letter of Intent and the identity of the purchaser strictly confidential, subject to legal and regulatory disclosure requirements. Each party shall bear all of its own costs and expenses incurred in connection with the transactions contemplated hereby, including the negotiation and finalization of all agreements.

     Sections 8 and 9 above, are the binding agreements of the parties, and the remainder of this Letter of Intent is non-binding and intended as a guide to completion of negotiations. The purchase and sale of Group will be effected only pursuant to a definitive written agreement between the parties. This Letter of Intent may be signed by fax and in counterpart, each of which will be considered to be an original, and all of which together will be considered to be one document.

     If the foregoing meets with your approval, please so indicate where indicated below, and returning it no later than November 17, 1998.



STAR TELECOMMUNICATIONS, INC.
By:  The Rebensdorf Group, Inc.
       (authorized representative)


By: ______________________________
     George Rebensdorf
     President


GROUP LONG DISTANCE, INC.



By:_______________________________

Name:_____________________________

Title:____________________________

                                                      Exhibit 99.2


FOR IMMEDIATE RELEASE                                   CONTACT:  PETER J. RUSSO
                                                         CHIEF FINANCIAL OFFICER
                                                                  (954) 771-9696



GROUP LONG DISTANCE, INC. ANNOUNCES ACQUISITION BY STAR
TELECOMMUNICATIONS, INC.

November 16, 1998, New York, New York- Group Long Distance, Inc. ("Group Long Distance" or the "Company") (NASDAQ symbol: GLDI, GLDIW), today announced that on November 12, 1998, the Company and STAR Telecommunications, Inc. ("STAR") executed a Letter of Intent, which provides, among other things, for the acquisition by STAR of all or substantially all of the outstanding securities of the Company (the "Acquisition") at a purchase price of $3,700,000, plus an additional amount to be determined based on the Company's accounts receivables less certain liabilities as of a specified date.

The transaction is contingent upon, among other things, approval by both the Company's and Star's board of directors and the Company's stockholders and other customary conditions, and is expected to close by year end.

Group Long Distance is a long distance telecommunications provider. The Company utilizes special network service contracts to provide customers with products and services through major telecommunications carriers.

Certain of the statements contained in this press release may be deemed forward-looking statements. Such statements, and other matters addressed in this press release involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from these statements and other matters, are the risks and other factors, detailed from time to time in the Company's reports filed with the United States Securities and Exchange Commission.